EXHIBIT 99.1

BJ’s Restaurants, Inc. Announces Appointment of President & Chief Concept Officer

HUNTINGTON BEACH, Calif., Sept. 03, 2024 (GLOBE NEWSWIRE) -- BJ's Restaurants, Inc. (Nasdaq: BJRI) (“BJ’s” or the “Company”) announced today that Lyle D. Tick, former Brand President of Buffalo Wild Wings, will be appointed President and Chief Concept Officer, effective September 9, 2024.

Mr. Tick has served as President and Chief Executive Officer of On the Border Mexican Grill & Cantina since December 2023, working to put in place a strategic plan to drive new growth for the iconic Tex Mex restaurant chain. He previously served as Brand President of Buffalo Wild Wings (Inspire Brands family of restaurants) from 2018 to 2023, where he led a team on the revitalization of the Buffalo Wild Wings brand, re-embracing its sports bar heritage, evolving the restaurant design, revamping the menu, which was recognized with the 2020 MenuMasters award for Best Menu Revamp, and launching the Buffalo Wild Wings GO sub-brand. From 2016 to 2018, Mr. Tick served as Managing Director, Boots Retail USA for Walgreens Boots Alliance, where he led the re-organization and scaling of the beauty brands business in the Americas establishing No7 as the leading mass anti-aging serum brand in the United States. From 2011 to 2015, he served in global and North American marketing leadership roles at Bacardi, leading the white spirits portfolio, where he was instrumental in unlocking new growth in the United States and scaling the Grey Goose brand internationally. Prior to Bacardi, Mr. Tick served in various executive leadership roles at marketing and advertising agencies, including at J. Walter Thompson, Gotham, and McGarryBowen.

Interim Chief Executive Officer C. Bradford (“Brad”) Richmond commented, “We are delighted to welcome Lyle to the BJ’s team. Lyle has a history of leading iconic brands to unlock new chapters of growth and drive consumer relevance. Lyle’s strategic customer focus and passion for brand clarity will enable BJ’s to enhance its relevance and awareness. In addition to his experience and affinity for the casual dining space, Lyle’s extensive experience with consumer goods and spirit brands will bring a fresh perspective to our marketing, innovation, culinary, beverage and brewing teams. I believe he will be a great addition and complement to our leadership team.”

Lea Anne S. Ottinger, the Company’s Board Chair added: “Both Lyle and Brad hail from well-recognized, leading restaurant companies where they have demonstrated successful strategy development and implementation, growth in sales and profitability, and business model enhancements. In addition, Lyle’s consumer goods experience brings an added perspective to foster the growth of our brand. The addition of Lyle and Brad strengthens and supplements the capacity and capabilities of our leadership team. With the added resources, we feel confident in the team’s ability to deliver enhanced financial outcomes and increase shareholder value.”

Mr. Tick commented, “I am thrilled to join BJ’s as it shapes its next chapter of growth and prosperity delivering on its values and brand promise to guests and team members as well as delivering value for its shareholders and other stakeholders. I look forward to working with Brad and the leadership team to drive increased awareness of the BJ’s brand as well as higher sales, traffic and margin improvement to position the Company for ongoing growth and an increased share of market.”

About BJ’s Restaurants, Inc.

BJ’s Restaurants, Inc. is a national brand with brewhouse roots where Craft Matters®. BJ’s broad menu has something for everyone: slow-roasted entrees, like prime rib, BJ’s EnLIGHTened Entrees® including Cherry Chipotle Glazed Salmon, signature deep-dish pizza and the often imitated, but never replicated world-famous Pizookie® dessert. The winner of the 2024 Vibe Vista Award for Best Overall Beverage Program for Multi-Unit Chain Restaurants and the most decorated restaurant-brewery in the country, BJ’s has been a pioneer in the craft brewing world since 1996 and takes pride in serving BJ’s award-winning proprietary handcrafted beers, brewed at its brewing operations in four states and by independent third-party craft brewers. The BJ’s experience offers high-quality ingredients, bold flavors, moderate prices, sincere service, and a cool, contemporary atmosphere. Founded in 1978, BJ’s owns and operates over 200 casual dining restaurants in 31 states. All restaurants offer dine-in, take-out, delivery and large party catering. For more BJ’s information, visit http://www.bjsrestaurants.com.

Forward-Looking Statements Disclaimer

Certain statements in the preceding paragraphs and all other statements that are not purely historical constitute “forward-looking” statements for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. Such statements include, but are not limited to, those regarding expected comparable restaurant sales and margins, total potential domestic capacity, the success of various sales-building and productivity initiatives, future guest traffic trends, on and off-premises sales trends, cost savings initiatives and the number and timing of new restaurants expected to be opened in future periods. These “forward-looking” statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected or anticipated. Factors that might cause such differences include, but are not limited to: (i) any inability or failure to successfully and sufficiently raise menu prices to offset rising costs, (ii) any inability to manage new restaurant openings, (iii) construction delays, (iv) wage inflation and competitive labor market conditions which may result in staffing shortages, (v) the impact of any union organizing efforts at our restaurants and our responses to such efforts, (vi) increases in minimum wage and other employment related costs, including compliance with the Patient Protection and Affordable Care Act and minimum salary requirements for exempt team members, (vii) the effect of credit and equity market disruptions on our ability to finance our continued expansion on acceptable terms, (viii) food quality and health concerns and the effect of negative publicity about us, our restaurants, other restaurants, or others across the food supply chain, due to food borne illness or other illnesses or other reasons, whether or not accurate, (ix) factors that impact California, Texas and Florida, where a substantial number of our restaurants are located, (x) restaurant and brewery industry competition, (xi) impact of certain brewing business considerations, including without limitation, dependence upon suppliers, third party contractors and distributors, and related hazards, (xii) consumer spending trends in general for casual dining occasions, (xiii) potential uninsured losses and liabilities due to limitations on insurance coverage, (xiv) fluctuating commodity costs and availability of food in general and certain raw materials related to the brewing of our craft beers and energy requirements, (xv) trademark and service-mark risks, (xvi) government regulations and licensing costs, including beer and liquor regulations, (xvii) loss of key personnel, (xviii) inability to secure acceptable sites, (xix) legal proceedings, (xx) the success of our key sales-building and related operational initiatives, (xxi) any failure of our information technology or security breaches with respect to our electronic systems and data, and (xxii) numerous other matters discussed in the Company’s filings with the Securities and Exchange Commission, including its recent reports on Forms 10-K, 10-Q and 8-K. The “forward-looking” statements contained in this press release are based on current assumptions and expectations, and BJ’s Restaurants, Inc. undertakes no obligation to update or alter its “forward-looking” statements whether as a result of new information, future events or otherwise.

For further information, please contact Brad Richmond of BJ’s Restaurants, Inc. at (714) 500-2400.